SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 7, 2002



                        ELECTRONIC CLEARING HOUSE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                   0-15245                       93-0946274
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)



         28001 Dorothy Drive,  Agoura Hills, California           91301
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        (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999



    -----------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM  5.     OTHER  EVENTS

             On October 7, 2002, Mr. Carl R. Terzian was appointed to serve as a member of the Board of Directors of the Registrant.


ITEM  7.     EXHIBITS


Exhibit
Number       Description  of  Document
------       -------------------------

 99.1        Press release issued and dated October 16, 2002.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                ELECTRONIC CLEARING HOUSE, INC.
                                                         (Registrant)




                                                By:  \s\Alice  Cheung
                                                   -----------------------------
                                                   Alice L. Cheung, Treasurer &
                                                   Chief Financial Officer



Dated:  October 16, 2002


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